                                                                   EXHIBIT 99(B)

                                    EXHIBIT B

POWER OF ATTORNEY

     The undersigned hereby make, constitute and appoint each of EDWARD F. GLASSMEYER and ANN H. LAMONT, acting jointly or individually, with full power of substitution, the true and lawful attorney-in-fact for the undersigned, in the undersigned's name, place and stead and on the undersigned's behalf, to complete, execute and file with the United States Securities and Exchange Commission (the "Commission"), a statement on Schedule 13G with respect to the securities of any or all of the following entities:

             AVENUE A, INC., a Washington corporation;
             COGENT COMMUNICATIONS GROUP, INC., a Delaware corporation; CONCUR TECHNOLOGIES, INC., a Delaware corporation;
             INTERNAP NETWORK SERVICES CORPORATION, a Delaware corporation; ODYSSEY HEALTHCARE, INC., a Delaware corporation;
             REPEATER TECHNOLOGIES, INC., a Delaware corporation;
             VICINITY CORPORATION, a Delaware corporation; and WIRELESS FACILITIES, INC., a Delaware corporation;

and any and all amendments thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any other forms, certificates, documents or instruments (including a Joint Filing Agreement) that the attorneys-in-fact (or either of them) deems necessary or appropriate in order to enable the undersigned to comply with the requirements of said Section 13(d) and said rules and regulations.

             This Power of Attorney shall remain in effect for a period of two years from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.

Dated: February 7, 2003

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                                                                   Page 18 of 22

Oak Management Corporation

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: President


Oak Investment Partners VI, Limited Partnership
By: Oak Associates VI, LLC, its general partner

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak Associates VI, LLC

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak VI Affiliates Fund, Limited Partnership
By:  Oak VI Affiliates, LLC

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak VI Affiliates, LLC

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak Investment Partners VII, Limited Partnership
By: Oak Associates VII, LLC, its general partner

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member

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                                                                   Page 19 of 22

Oak Associates VII, LLC

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak VII Affiliates Fund, Limited Partnership
By: Oak VII Affiliates, LLC

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak VII Affiliates, LLC

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak Investment Partners VIII, Limited Partnership
By: Oak Associates VIII, LLC, its general partner

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak Associates VIII, LLC

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak VIII Affiliates Fund, Limited Partnership
By: Oak VIII Affiliates, LLC

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member

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                                                                   Page 20 of 22

Oak VIII Affiliates, LLC

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak Investment Partners IX, Limited Partnership
By: Oak Associates IX, LLC, its general partner


By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak Associates IX, LLC

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak IX Affiliates Fund - A, Limited Partnership
By:  Oak IX Affiliates, LLC


By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak IX Affiliates Fund, Limited Partnership
By: Oak IX Affiliates, LLC


By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member

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                                                                   Page 21 of 22

Oak IX Affiliates, LLC

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak Investment Partners X, Limited Partnership
By: Oak Associates X, LLC, its general partner

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak Associates X, LLC

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak X Affiliates Fund, Limited Partnership
By: Oak X Affiliates, LLC

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


Oak X Affiliates, LLC

By: /s/ Edward F. Glassmeyer
    ---------------------------------------
    Name: Edward F. Glassmeyer
    Title: Managing Member


/s/ Bandel L. Carano
--------------------------------------------
     Bandel L. Carano


/s/ Gerald R. Gallagher
--------------------------------------------
     Gerald R. Gallagher

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                                                                   Page 22 of 22

/s/ Edward F. Glassmeyer
--------------------------------------------
     Edward F. Glassmeyer


/s/ Fredric W. Harman
--------------------------------------------
     Fredric W. Harman


/s/ Ann H. Lamont
--------------------------------------------
     Ann H. Lamont


/s/ David B. Walrod
--------------------------------------------
     David B. Walrod